UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2006
THE BISYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31254	13-3532663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Eisenhower Parkway, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code                               973-461-2500
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: AMENDMENT NO. 2 TO 2005 EMPLOYEE STOCK PURCHASE PLAN
EX-99.1: PRESS RELEASE

ITEM 1.01. Entry into a Material Definitive Agreement.
On March 30, 2006, The BISYS Group, Inc. (“BISYS”) entered into Amendment No. 2 to the Company’s 2005 Employee Stock Purchase Plan (the “Plan”), which further extends the termination of the offering of stock under the Plan from March 31, 2006 to June 30, 2006. The amendment was approved by the unanimous written consent of BISYS’s Board of Directors.
The foregoing description of the Plan amendment does not purport to be complete and is qualified in its entirety by reference to the text of the actual agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A more detailed description of the terms of the Plan can be found in BISYS’s definitive proxy statement for its 2004 Annual Meeting of Shareholders which was filed with the Securities and Exchange Commission on October 18, 2004.
ITEM 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 30, 2006, BISYS received an extension from the New York Stock Exchange (“NYSE”) of up to an additional six months, through September 30, 2006, to complete and file its Annual Report on Form 10-K for the year ended June 30, 2005 (the “2005 Annual Report”) with the SEC. BISYS’s stock will remain listed on the NYSE during the extension period. The extension is subject to review by the NYSE on an ongoing basis. As provided by Section 802.01E of the NYSE Listed Company Manual, BISYS requested that the NYSE grant BISYS an additional six month trading period in which to complete and file its 2005 Annual Report with the SEC. BISYS expects to complete and file its 2005 Annual Report with the SEC within the next few weeks. In the event that BISYS does not file its 2005 Annual Report with the SEC by September 30, 2006, the NYSE will move forward with the initiation of suspension procedures.
A copy of BISYS’s press release issued on April 3, 2006, announcing this extension from the NYSE is included as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to The BISYS Group, Inc. 2005 Employee Stock Purchase Plan.

99.1	Press release of The BISYS Company issued on April 3, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BISYS GROUP, INC.
Date: April 4, 2006	By:	/s/ Bruce D. Dalziel
Bruce D. Dalziel
Executive Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2 to The BISYS Group, Inc. 2005 Employee Stock Purchase Plan.

99.1	Press release of The BISYS Company issued on April 3, 2006.

3